SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) July 6, 1998 (June 4, 1998)
                                                   ---------------------------


                             RANCON REALTY FUND IV,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


       California                0-14207                33-0016355
      (State or other        (Commission               (IRS Employer
      jurisdiction of         File Number)        Identification Number)
      incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code: (650) 343-9300
                                                            -------------












                   This Form 8-K contains a total of 6 pages.

                              No exhibit required.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 4, 1998, Rancon Realty Fund IV, a California Limited Partnership (the Registrant), sold an apartment complex known as Shadowridge Woodbend Apartments, a 240 unit apartment complex located in Vista, California, to CT Realty Corporation (the "buyer") for $16,075,000. The buyer is not affiliated with the Registrant or the Registrant's general partners. After paying off the underlying loan of the property and closing costs (including commissions and fees), the Registrant realized net proceeds of approximately $9,686,000.

Item 7.  FINANCIAL STATEMENTS

(b) PRO-FORMA FINANCIAL STATEMENTS

The following pro-forma consolidated financial statements represent the Partnership's consolidated balance sheet as of March 31, 1998 and consolidated statement of operations for the three months ended March 31, 1998 and the year ended December 31, 1997, as if the Shadowridge Woodbend Apartments was sold on January 1, 1997:


                                        Pro forma Consolidated Balance Sheet
                                                As of March 31, 1998
                                      (in thousands, except units outstanding)
                                                    (Unaudited)



                                                                                  Pro Forma
                                                              Historical          Adjustments           Pro Forma

Assets Investment in real estate:
   Rental property, net                                      $    32,524         $        --         $      32,524
   Land held for development, net                                  2,735                  --                 2,735
   Rental property held for sale, net                             10,181             (10,181)                   --
   Land held for sale, net                                         3,994                  --                 3,994
                                                             -----------         -----------         -------------
      Total real estate investments                               49,434             (10,181)               39,253


Cash and cash equivalents                                            957               4,132                 5,089
Restricted cash                                                      369                  --                   369
Accounts and interest receivable                                     361                 (17)                  344
Deferred financing costs and other fees, net                       1,371                  (1)                1,370
Prepaid expenses and other assets                                    822                 (17)                  805
                                                             -----------         ------------        -------------
      Total assets                                           $    53,314         $    (6,084)        $      47,230
                                                             ===========         ============        =============


Liabilities
   Notes payable                                             $    21,941         $    (5,820)        $      16,121
   Accounts payable and accrued expenses                             828                (100)                  728
   Interest payable                                                   83                 (20)                   63
                                                             -----------         ------------        -------------
      Total liabilities                                           22,852              (5,940)               16,912

Commitments and contingent liabilities

Partners' equity (deficit):                                         (891)                 --                  (891)
   General partners
   Limited partners, 76,842 limited partnership
      units outstanding                                           31,353                (144)               31,209
                                                             -----------         ------------        -------------
         Total partners' equity                                   30,462                (144)               30,318
                                                             -----------         ------------        -------------
         Total liabilities and partners' equity              $    53,314         $    (6,084)        $      47,230
                                                             ===========         ===========         =============


                                   Pro forma Consolidated Statement of Operations
                                     For the three months ended March 31, 1998
                                (in thousands, except units outstanding and per unit
                                                      amounts)
                                                    (Unaudited)



                                                                                  Pro Forma
                                                              Historical          Adjustments          Pro Forma

Revenues:
   Rental income                                             $     1,910         $      (495)        $       1,415
   Interest and other income                                          10                  --                    10
                                                             -----------         -----------         -------------
      Total revenues                                               1,920                (495)                1,425
                                                             -----------         ------------        -------------

Expenses:
   Operating                                                         823                (235)                  588
   Interest expense                                                  508                (116)                  392
   Depreciation and amortization                                     347                  --                   347
   Loss on sale of land                                               11                  --                    11
   Expenses associated with land held
      for development                                                139                  --                   139
   General and administrative expenses                               310                  --                   310
                                                             -----------         -----------         -------------
      Total expenses                                               2,138                (351)                1,787
                                                             -----------         -----------         -------------

Net loss                                                     $      (218)        $      (144)        $        (362)
                                                             ===========         ============        ==============


Net loss per limited partnership unit                             $(2.83)            $(1.87)               $(4.70)
                                                                  =======            =======               =======

Weighted average number of limited
   partnership units outstanding during each
   period used to compute net loss per limited
   partnership unit                                               76,940              76,940                76,940
                                                             ===========         ===========         =============


                                   Pro forma Consolidated Statement of Operations
                                      For the year ended December 31, 1997 (in
                                  thousands, except units outstanding and per unit
                                                      amounts)
                                                    (Unaudited)


                                                                                  Pro Forma
                                                              Historical          Adjustments          Pro Forma

Revenues:
   Rental income                                             $     7,275         $    (1,877)        $       5,398
   Interest and other income                                          23                  --                    23
                                                             -----------         -----------         -------------
      Total revenues                                               7,298              (1,877)                5,421
                                                             -----------         ------------        -------------

Expenses:
   Operating                                                       3,166                (958)                2,208
   Depreciation and amortization                                   1,748                (342)                1,406
   Interest expense                                                1,887                (470)                1,417
   Loss on sale of land                                              253                  --                   253
   Provision for impairment of real
      estate investments                                             947                  --                   947
   Expenses associated with
      undeveloped land                                               678                  --                   678
   Administrative                                                  1,240                  --                 1,240
   Proposed dissolution costs                                        445                  --                   445
                                                             -----------         -----------         -------------
      Total expenses                                              10,364              (1,770)                8,594
                                                             -----------         ------------        -------------

Net loss                                                     $    (3,066)        $      (107)        $      (3,173)
                                                             ============        ============        ==============


Net loss per limited
   partnership units                                           $(38.40)              $(1.34)              $(39.74)
                                                               ========              =======              ========

Weighted average number of limited
   partnership units outstanding during
   period to compute net loss per limited
   partnership units                                              79,846              79,846                79,846
                                                             ===========         ===========         =============

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  RANCON REALTY FUND IV,
                                  a California Limited Partnership (Registrant)



Date:  July 6, 1998               By: /s/ Daniel L. Stephenson
                                      ------------------------
                                      Daniel L. Stephenson
                                      Chief Executive Officer and
                                      Chief Financial Officer of
                                      Rancon Financial Corporation,
                                      General Partner of Rancon Realty
                                      Fund IV, a California Limited Partnership

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